                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 10, 2003 (March 7, 2003)




                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Delaware

                 (State or other jurisdiction of incorporation)



            1-983                                           25-0687210
   (Commission File Number)                    (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:      574-273-7000

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on March 7, 2003 announcing National Steel and AK Steel agree to extend time period for new labor pact with steelworkers.

A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press release dated March 7, 2003.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            NATIONAL STEEL CORPORATION

Date:  March 10, 2003       By:  /s/ Kirk A. Sobecki
                               -------------------------------------------------
                               Kirk A. Sobecki
                               Senior Vice President and Chief Financial Officer